1 MATERION TO ACQUIRE H.C. STARCK’S ELECTRONIC MATERIALS PORTFOLIO, CREATING A GLOBAL LEADER IN PREMIUM THIN FILM MATERIALS FOR THE SEMICONDUCTOR MARKET • Acquiring industry-leading, premium electronic materials portfolio, significantly increasing access to the high-growth semiconductor market • Meaningfully increases scale and total addressable market in the semiconductor space, while providing greater product and geographic diversification and new, above-market growth opportunities • Accelerates transformation strategy to become a preeminent provider of advanced material solutions to high-tech markets with greater alignment to global megatrends • Offers compelling growth and free cash flow characteristics; expected to be immediately accretive to EBITDA margin and adjusted EPS MAYFIELD HEIGHTS, Ohio – September 20, 2021 - Materion Corporation (NYSE: MTRN), a world leader in high performing advanced materials, today announced that it has entered into an agreement to acquire H.C. Starck Solutions’ industry-leading, electronic materials business, located in Newton, Massachusetts (HCS-Electronic Materials). HCS-Electronic Materials utilizes proprietary technology and extensive material science know-how to deliver tantalum- and niobium-based premium products and services for the semiconductor, industrial, and aerospace & defense markets. HCS-Electronic Materials is a leading provider of high-quality, high-purity tantalum sputtering targets, important in the manufacture of today’s leading-edge semiconductor chips. Building on Materion’s existing portfolio of electronic materials and premium thin film target solutions, the acquisition will significantly enhance the company’s position as a leading supplier to the high-growth semiconductor industry. HCS- Electronic Materials adds advanced manufacturing processes and technical capabilities necessary to meet the rapidly evolving technology challenges involved in delivering today’s most advanced chip architectures and important applications for the industrial and aerospace & defense markets. HCS-Electronic Materials is expected to generate revenue of approximately $145 million in 2021, adding over 19% in Value-Added Sales, and adjusted EBITDA of approximately $29 million, representing an adjusted EBITDA margin of approximately 20%. The addition is expected to be immediately accretive to Materion’s adjusted EBITDA margin by 100 basis points. The purchase price of $380 million reflects an approximate 13x estimated 2021 adjusted EBITDA multiple before synergies, and an approximate 10x estimated adjusted EBITDA multiple including projected run-rate synergies. Following closing of the transaction, HCS-Electronic Materials will be part of Materion’s Advanced Materials segment. “HCS-Electronic Materials is a highly strategic and transformative acquisition that builds on our strong position in the semiconductor industry and supports our goals of driving above market growth, expanding margins, and delivering consistent double-digit EPS growth,” Materion President & CEO Jugal Vijayvargiya said. “HCS-Electronic Materials’ leading-edge technology extends our global reach and expands our product offering to leading semiconductor chip manufacturers, as well as important industrial and aerospace & defense customers. We are excited about the opportunities ahead and look forward to welcoming HCS-Electronic Materials’ 140 highly-skilled team members to Materion.” Mayfield Hts., Ohio September 20, 2021 Exhibit 99.1

2 The combination presents significant compelling strategic and financial benefits: • Increases Access to High-Growth Semiconductor Market and Alignment with Megatrends: Deepens alignment with leading global semiconductor manufacturers and further enhances our position to benefit from key megatrends, specifically proliferation of smart devices, high-speed connectivity (5G), autonomous driving, artificial intelligence, and cloud computing • Creates Significant End Market Scale and Increases Total Addressable Market: Expands Materion’s presence in the semiconductor industry, increasing sales contribution by more than 40%, provides access to new higher-value chip applications, and meaningfully increases the total addressable market opportunity in the space • Broadens Portfolio and Expands Reach: Adds new advanced materials to the portfolio, increases sales contribution outside the U.S., creates geographic advantage aligned with evolving semiconductor manufacturing trends, and strengthens established positions in industrial and aerospace & defense markets • Adds Proprietary Process Technology and Key Talent: Adds a center of excellence with proprietary process technologies that yield highly differentiated solutions and brings deep technical expertise and seasoned talent • Enhances Financial Profile: The transaction is expected to be immediately accretive to Materion’s adjusted EPS and adjusted EBITDA margins by 100 basis points, and is expected to increase annual value-added sales by over 19%; in addition, the company expects synergies to meaningfully contribute to EBITDA; targeting approximately $10M by 2026 “The addition of HCS-Electronic Materials significantly enhances Materion’s portfolio of advanced materials solutions and is a great example of how we are leveraging our strong financial position to acquire proven businesses that align with our growth strategy. We remain focused on deepening and broadening our technical capabilities, adding greater diversification, and increasing our access to attractive higher- growth and higher-margin business opportunities,” Vijayvargiya said. The acquisition of HCS-Electronic Materials builds on Materion’s acquisition of Optics Balzers in 2020, which expanded the company’s global position in optical thin film coatings, furthering its transformation to a leading advanced materials supplier. Transaction Terms and Financing The acquisition of HCS-Electronic Materials is structured as an equity purchase. Materion expects to finance the transaction utilizing a new term loan along with borrowings from its revolving credit agreement. Pro forma net debt to adjusted EBITDA is expected to be approximately 2.9x at the time of close, within the company’s stated target leverage range of 1.5x to 3.0x. Materion expects to generate strong cash flow and deploy it towards deleveraging to the middle of the range within 24 months post close. The transaction is expected to close in the fourth quarter of 2021, subject to customary closing conditions, including regulatory approval.

3 J.P. Morgan is serving as exclusive financial advisor and Jones Day as legal counsel to Materion. Conference Call and Webcast Information Materion Corporation will hold a conference call today, September 20th at 11 a.m. Eastern Time to discuss the HCS-Electronic Materials acquisition. Investors who wish to participate in the call should dial 1-877- 407-0788 approximately 10 minutes before the call begins. Callers outside the U.S. can dial (201) 689- 8565. A replay of the call will be available until October 4th, 2021 by dialing (877) 481-4010 or (919) 882- 2331; please reference replay ID number 42893. The call will also be archived on the Company’s website. About Materion Materion Corporation is headquartered in Mayfield Heights, Ohio. Materion, through its wholly owned subsidiaries, supplies highly engineered advanced enabling materials to global markets. Products include precious and non-precious specialty metals, inorganic chemicals and powders, specialty coatings, specialty engineered beryllium alloys, beryllium and beryllium composites, and engineered clad and plated metal systems. About H.C. Starck Solutions Privately held H.C. Starck Solutions is a leading global supplier of refractory metal powders and, with core competencies in tantalum and niobium, supplies growing industries such as semiconductor, industrial, and aerospace & defense. The company, owned by Advent International and The Carlyle Group, operates six production sites across North America, Europe, and China and employs over 470 people. FORWARD-LOOKING STATEMENTS Portions of the narrative set forth in this document that are not statements of historical or current facts are forward-looking statements. Our actual future performance may materially differ from that contemplated by the forward-looking statements as a result of a variety of factors. These factors include, in addition to those mentioned elsewhere herein: our ability to successfully consummate the acquisition of HCS- Electronic Materials; our ability to achieve the strategic and other objectives related to the proposed acquisition of HCS-Electronic Materials, including any expected synergies; our ability to successfully integrate the HCS-Electronic Materials business and other such acquisitions and achieve the expected results of the acquisition, the ultimate impact of the COVID-19 pandemic on our business, results of operations, financial condition, and liquidity; the global economy, including the impact of tariffs and trade agreements; the condition of the markets which we serve, whether defined geographically or by segment; changes in product mix and the financial condition of customers; our success in developing and introducing new products and new product ramp-up rates; our success in passing through the costs of raw materials to customers or otherwise mitigating fluctuating prices for those materials, including the impact of fluctuating prices on inventory values; our success implementing our strategic plans and the timely and successful completion and start-up of any capital projects; other financial and economic factors, including the cost and availability of raw materials (both base and precious metals), physical inventory valuations, metal financing fees, tax rates, exchange rates, interest rates, pension costs and required cash contributions and other employee benefit costs, energy costs, regulatory compliance costs, the cost and availability of insurance, credit availability, and the impact of the Materion’s stock price on the cost of incentive compensation plans; the uncertainties related to the impact of war, terrorist activities, and acts of God; changes in government regulatory requirements and the enactment of new legislation that impacts our obligations and operations; the conclusion of pending litigation matters in accordance with our

4 expectation that there will be no material adverse effects; the disruptions on operations from, and other effects of, catastrophic and other extraordinary events including the COVID-19 pandemic; and the risk factors set forth in Part 1, Item 1A of our 2020 Annual Report on Form 10-K. Materion Corporation is headquartered in Mayfield Heights, Ohio. Materion, through its wholly owned subsidiaries, supplies highly engineered advanced enabling materials to global markets. Products include precious and non-precious specialty metals, inorganic chemicals and powders, specialty coatings, specialty engineered beryllium alloys, beryllium and beryllium composites, and engineered clad and plated metal systems. Investor Contact: Media Contact: Andrew Vento Shannon Bennett (216) 383-4098 (216) 383-4094 andrew.vento@materion.com shannon.bennett@materion.com